UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

TURNING POINT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 200, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 926-5251

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On February 11, 2021, Turning Point Therapeutics, Inc. (the “Company”) entered into an assignment and assumption of lease agreement (“the Assignment”) with Regulus Therapeutics, Inc. (“Regulus”) for the assignment of the lease agreement between Regulus and ARE-SD Region No. 44, LLC (“Landlord”) of approximately 8,727 square feet of office and laboratory space located at 10628 Science Center Drive, San Diego, California 92121 (the “Assigned Lease”).  The effective date of the assignment is expected to be on or about April 23, 2021 and the Assigned Lease will expire December 31, 2021, unless terminated earlier.  The minimum rent payable by the Company under the Assigned Lease will be approximately $0.04 million per month for the term.  The Company will also be responsible for the payment of additional rent to cover the Company’s share of the annual operating and tax expenses and utilities costs for the building. The Company currently leases approximately 33,864 square feet of office and laboratory space located at 10628 Science Center Drive San Diego, California 92121 pursuant to a lease with the Landlord dated January 19, 2016, as amended.

A copy of the Assignment is filed as Exhibit 10.1 to this report and the foregoing description is only a summary of the material terms of the Assignment, and does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Assignment and assumption of lease agreement dated February 11, 2021 by and between Turning Point Therapeutics Inc and Regulus Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: February 17, 2021	By:	/s/ Annette North
Annette North
Executive Vice President and General Counsel